            As filed with the Securities and Exchange
                 Commission on January 30, 1998

                                                File Nos. 2-33889
                                                and 811-01897

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM N-lA

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933

                   Pre-Effective Amendment No.

                 Post-Effective Amendment No. 53                X

                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF l940

                         Amendment No. 33                       X



                 Fiduciary Management Associates
       (Exact Name of Registrant as Specified in Charter)

                Alliance Capital Management L.P.
    1345 Avenue of the Americas, New York, New York    10105
     (Address of Principal Executive Office)      (Zip Code)

Registrant's Telephone Number, including Area Code:(800) 221-5672


                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York  l0105
             (Name and address of agent for service)

      It is proposed that this filing will become effective
                     (check appropriate box)

       x immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
          60 days after filing pursuant to paragraph (a) (1) on (date) pursuant to paragraph (a) (1)
          75 days after filing pursuant to paragraph (a) (2) on (date) pursuant to paragraph (a) (2) of rule 485.

         If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

N-lA Item No.                Location in Prospectus (Caption)

PART A

Item 1.  Cover Page..........................  Cover Page

Item 2.  Synopsis............................  Expense
                                               Information

Item 3.  Condensed Financial Information.....  Financial
                                               Highlights

Item 4.  General Description of Registrant...  Description of the
                                               Fund; General
                                               Information

Item 5.  Management of the Fund..............  Management of the
                                               Fund; General
                                               Information

Item 6.  Capital Stock and Other Securities..  General
                                               Information;
                                               Dividends,
                                               Distributions and
                                               Taxes

Item 7.  Purchase of Securities Being Offered. Purchase and
                                               Redemption of
                                               Shares; General
                                               Information

Item 8.  Redemption or Repurchase............. Purchase and
                                               Redemption of
                                               Shares

Item 9.  Pending Legal Proceedings...........  Not Applicable

                                  Location in Statement
PART B                       of Additional Information (Caption)

Item 10. Cover Page..........................  Cover Page

Item 11. Table of Contents...................  Cover Page

Item 12. General Information and History.....  Investment
                                               Policies and
                                               Restrictions;
                                               Management of the
                                               Fund; General
                                               Information

Item 13. Investment Objectives and Policies..  Investment
                                               Policies and
                                               Restrictions

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))


                                  Location in Statement
N-lA Item No.                of Additional Information (Caption)


PART B (continued)


Item 14. Management of the Registrant........  Management of the
                                               Fund

Item 15. Control Persons and Principal
           Holders of Securities ............  Management of the
                                               Fund

Item 16. Investment Advisory and
           Other Services....................  Management of the
                                               Fund

Item 17. Brokerage Allocation and
           Other Practices...................  Portfolio
                                               Transactions

Item 18. Capital Stock and Other Securities... General
                                               Information

Item 19. Purchase, Redemption and Pricing
           of Securities Being Offered........ Purchase and
                                               Redemption of
                                               Shares

Item 20. Tax Status..........................  Dividends,
                                               Distributions and
                                               Taxes

Item 21. Underwriters........................  General
                                               Information

Item 22. Calculation of Performance Data.....  General
                                               Information

Item 23. Financial Statements................  Financial
                                               Statements; Report
                                               of Independent
                                               Auditors

                                                FIDUCIARY MANAGEMENT ASSOCIATES
-------------------------------------------------------------------------------

c/o Alliance Fund Services, Inc.

P.O. Box 1520 Secaucus, New Jersey 07096-1520

Toll Free (800) 221-5672

-------------------------------------------------------------------------------
Fiduciary Management Associates--Growth Portfolio (the "Fund") is a diversi-fied, open-end management investment company that seeks capital appreciation by investing principally in equity securities. Current income is incidental to the objective of capital growth. The Fund is designed for investors seeking superior gains and willing to accept the relatively greater risks associated with aggressive investment techniques.

-------------------------------------------------------------------------------
                             PURCHASE INFORMATION

-------------------------------------------------------------------------------

Shares of the Fund may be purchased only by investment management clients of Alliance Capital Management L.P., the Fund's investment adviser (the "Advis-er") or its affiliates and by institutional investors. The minimum initial in-vestment is $5,000,000, except that investment management clients of the Ad-viser or its affiliates may invest in any amount. There is no minimum for subsequent investments. Further information can be obtained from Alliance Fund Services, Inc., the Fund's transfer agent ("AFS" or the "Transfer Agent") at the telephone number or address shown above.
An investment in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit In-surance Corporation, the Federal Reserve Board or any other agency.

-------------------------------------------------------------------------------
                            ADDITIONAL INFORMATION

-------------------------------------------------------------------------------

This Prospectus sets forth concisely the information which a prospective in-vestor should know about the Fund before investing. A "Statement of Additional Information" dated February 2, 1998, which provides further information re-garding certain matters discussed in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write AFS, Inc. at the address or telephone number shown above.

(R)/SM : These are registerd marks used under licenses from the owner, Alli-ance Capital Management L.P.
-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       PROSPECTUS/February 2, 1998

 Investors are advised to read this Prospectus carefully and to retain it for future reference.

--------------------------------------------------------------------------------
                              EXPENSE INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load or deferred sales load on purchases or reinvested dividends.
  The Fund has no redemption fee.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

 Management Fees.........................................................   .70%
 12b-1 Fees..............................................................  None
 Other Expenses..........................................................   .29%
                                                                           ----
Total Fund Operating Expenses............................................   .99%

EXAMPLE:
  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

             1 YEAR 3 YEARS 5 YEARS 10 YEARS
             ------ ------- ------- --------
              $10     $32     $55     $121

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as man-dated by Securities and Exchange Commission (the "Commission") regulations. The Example should not be considered a representation of past or future ex-penses; actual expenses may be greater or less than those shown.

                 XFINANCIAL HIGHLIGHTS--GROWTH PORTFOLIO
                     PER SHARE INCOME AND CAPITAL CHANGES
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

  The following information as to net asset value, ratios and certain supple-mental data for each of the periods shown below has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon (referring to financial highlights) for each of the five years in the period ended September 30, 1997 appears in the Statement of Additional Information. The following information should be read in conjunction with the financial statements and related notes included in the Statement of Additional Informa-tion.

                                                                    YEAR ENDED SEPTEMBER 30,
                          ----------------------------------------------------------------------------------------------------------
                           1997         1996       1995       1994       1993       1992       1991      1990       1989      1988
                          -------     --------   --------   --------   --------   --------   --------  --------   --------  --------
Net asset value,
 beginning of year......   $39.00       $32.90     $29.94     $31.29     $27.41     $30.93     $23.09    $40.61     $29.08   $47.26
                          -------     --------   --------   --------   --------   --------   --------  --------   --------  -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income
 (loss).................     (.14)(a)     (.14)      (.07)      (.20)      (.10)      (.07)       .07       .08        .11     (.02)
Net realized and
 unrealized gain (loss)
 on investments.........     7.39        11.75       7.51       (.93)      7.29      (2.24)      8.28    (10.45)     11.87    (8.08)
                          -------     --------   --------   --------   --------   --------   --------  --------   --------  --------
Net increase (decrease)
 in net asset value from
 operations.............     7.25        11.61       7.44      (1.13)      7.19      (2.31)      8.35    (10.37)     11.98    (8.10)
                          -------     --------   --------   --------   --------   --------   --------  --------   --------  --------
LESS: DISTRIBUTIONS
Dividends from net
 investment income......      -0-          -0-        -0-        -0-        -0-       (.07)      (.10)     (.07)      (.05)     -0-
Distributions from net
 realized gains.........   (12.48)       (5.51)     (4.48)      (.22)     (3.31)     (1.14)      (.41)    (7.08)      (.40)  (10.08)
                          -------     --------   --------   --------   --------   --------   --------  --------   --------  --------
Total dividends and
 distributions..........   (12.48)       (5.51)     (4.48)      (.22)     (3.31)     (1.21)      (.51)    (7.15)      (.45)  (10.08)
                          -------     --------   --------   --------   --------   --------   --------  --------   --------  --------
Net asset value, end of
 year...................   $33.77       $39.00     $32.90     $29.94     $31.29     $27.41     $30.93    $23.09     $40.61   $29.08
                          =======     ========   ========   ========   ========   ========   ========  ========   ========  ========
TOTAL RETURN
Total investment return
 based on net asset
 value(b)...............    27.28%       41.04%     30.94%     (3.63)%    27.79 %    (7.52)%    37.03%   (29.53)%    41.94%  (9.51)%
                          =======     ========   ========   ========   ========   ========   ========  ========   ========  ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (000's omitted)........  $86,241     $160,441   $128,135   $106,435   $138,932   $129,188   $183,538  $130,082   $187,046  $135,357
Ratio of expenses to
 average net assets.....      .99 %       1.05 %     1.11 %      .98 %      .97 %      .92 %      .96%      .90 %      .96%    .93 %
Ratio of net investment
 income (loss) to
 average net assets.....     (.44)%       (.40)%     (.26)%     (.42)%     (.31)%     (.19)%      .25%      .30 %      .31%   (.05)%
Portfolio turnover rate.      212 %        194 %      159 %      116 %      100 %      122 %      102%       87 %      101%     60 %
Average commission
 rate(c)................  $ .0543     $ 0.0598         --         --         --         --         --        --         --      --

-------

(a) Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period.

(c) For fiscal years beginning on or after September 1, 1995, a Fund is re-quired to disclose an average commission rate per share for trades on which commissions are charged.

  Further information about the Fund's performance is contained in the Portfo-lio's annual report to shareholders which may be obtained by shareholders without charge by contacting AFS at the address or telephone number shown on the cover of the Prospectus.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------

INTRODUCTION TO THE FUND

  The Fund is a diversified, open-end management investment company commonly known as a "mutual fund."

  The Fund's investment objective is "fundamental" and cannot be changed with-out shareholder vote. Except as noted, the Fund's investment policies are not designated "fundamental policies" and may, therefore, be changed by the Trust-ees without a shareholder vote. However, the Fund will not change its invest-ment policies without contemporaneous written notice to shareholders. There can be, of course, no assurance that the Fund will achieve its investment ob-jective.

INVESTMENT OBJECTIVE

  The Fund's investment objective is to emphasize growth of capital. The Fund's investments will be made based upon their potential for capital appre-ciation. Therefore, current income will be incidental to the objective of cap-ital growth.

INVESTMENT POLICIES

  Within this basic framework, the policy of the Fund will be to invest in any companies and industries and in any type of securities which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned companies, but the Fund may invest in the securities of a new company with a record of less than three years of continuous operation only if immediately thereafter less than 10% of the Fund's assets are invested in the securities of such new companies.

  The Fund will invest in both listed and unlisted securities and in foreign as well as domestic securities. While the Fund has no present intention of in-vesting any significant portion of its assets in foreign securities, it re-serves the right to invest in foreign securities if purchase thereof would not cause more than 15% of the value of the Fund's total assets, at the time of purchase, to be invested in foreign securities.

  Critical factors which will be considered in the selection of securities will include the economic and political outlook, the values of individual se-curities relative to other investment alternatives, trends in the determinants of corporate profits, and management capability and practices. Generally speaking, disposal of a security will be based upon factors such as (i) actual or potential deterioration of the issuer's earning power which the Fund be-lieves may adversely affect the price of the issuer's securities, (ii) in-creases in the price level of the security or of securities generally which the Fund believes reflect earnings growth too far in advance, and (iii) changes in the relative opportunities offered by various securities.

  It is expected that under normal circumstances substantially all of the Fund's assets will be invested in equity securities (common stocks, securities convertible into common stocks or rights or warrants to subscribe for or pur-chase common stocks). The Fund at times may also invest in debt securities and preferred stocks offering a significant opportunity for price appreciation. The average dollar weighted maturity of the Fund's portfolio of debt securi-ties is expected to vary between 1 and 30 years.

  The Fund may invest in warrants which entitle the holder to buy equity secu-rities at a specific price for a specific period of time. Warrants may be con-sidered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the se-curities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant does not necessar-ily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

  Defensive Position. When business or financial conditions warrant, the Fund may assume a temporary defensive position and invest without limit in invest-ment grade debt securities or preferred stocks or hold its assets in cash equivalents. Such cash equivalents may include (i) obligations of the U.S. Government and its agencies or instrumentalities, (ii) certificates of depos-it, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal De-posit Insurance Corporation, and (iii) commercial paper of prime quality rated A-1 or higher by Standard & Poor's Ratings Services ("S&P") or Prime-1 or higher by Moody's Investors Services, Inc. ("Moody's") or, if not rated, is-sued by companies which have an outstanding debt issue rated A or higher by Moody's or S&P.

  Restricted Securities. The Fund may invest in restricted securities (i.e., securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public) and in other assets having no ready market if such purchases at the time thereof would not cause more than 10% of the value of the Fund's net assets to be invested in all such restricted or not readily marketable (or other illiquid) assets. Unless so registered, re-stricted securities may be sold only in privately negotiated transactions or pursuant to Rule 144 or 144A under such Act.

  Portfolio Turnover. Portfolio turnover rates are set forth under "Financial Highlights." The Fund will actively use trading to achieve its investment ob-jectives and policies, and the effect on its shareholders of the different tax treatment of long and short-term capital gains will not be a factor in the Fund's decision to dispose of any security. Accordingly, the Fund may be sub-ject to a greater degree of turnover and, therefore, a higher incidence of short-term capital gain taxable as ordinary income than might be expected from investment companies which invest substantially all of their funds on a long-term basis, and correspondingly larger brokerage or mark-up charges can be ex-pected to be borne by the Fund. See "Dividends Distribution and Taxes" and "General Information--Portfolio Transactions."

  Certain Fundamental Investment Policies. To maintain portfolio diversifica-tion and reduce investment risk, as a matter of fundamental policy, the Fund may not: (i) invest more than 5% of the value of its total assets in the secu-rities of any one issuer, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation; (ii) purchase the securities of any one issuer (other than the U.S. government and its agencies or instrumentalities) if immediately after and as a result of such purchase the Fund owns more than 10% of the outstand-ing securities or of any one class of securities of such issuer; (iii) pur-chase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securi-ties; or (iv) borrow money except for the short-term credits from banks re-ferred to in (iii) above and except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of its total assets at the time any such borrowing is made.

  Year 2000. Many computer software systems in use today cannot properly proc-ess date-related information from and after January 1, 2000. Should any of the
computer systems em     -
ployed by the Fund's major service providers fail to process this type of in-formation properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. The Adviser, Alliance Fund Distributors, Inc, the Fund's principal underwriter ("AFD" or the "Distributor,") and the Transfer Agent have advised the Fund that they are reviewing all of their computer systems with the goal of modifying or replac-ing such systems prior to January 1, 2000 to the extent necessary to foreclose any such negative impact. In addition, the Adviser has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this Prospectus, the Fund and its Adviser have no reason to believe that these goals will not be achieved.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ADVISER

  Alliance Capital Management L.P., a Delaware limited partnership with prin-cipal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to pro-vide investment advice and, in general, to conduct the management and invest-ment program of the Fund subject to the general supervision and control of the Trustees. The employees of the Adviser principally responsible for the Fund's investment program are Alden M. Stewart and Randall E. Haase, who are, respec-tively, Vice Chairman and a Senior Vice President of Alliance Capital Manage-ment Corporation ("ACMC"). Mr. Stewart has been associated with Alliance since prior to 1993 and Mr. Haase has been associated with Alliance since 1993. Prior thereto, Mr. Haase was associated with Equitable Capital.

  The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1997 of more than $217 billion (of which approximately $81 billion represented the assets of investment compa-
nies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 56 registered investment companies managed by the Ad-viser comprising 118 separate investment portfolios currently have over two million shareholders. As of September 30, 1997, the Adviser was retained as an investment manager of employee benefit fund assets for 28 of the Fortune 100 companies.

  ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equi-table Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company con-trolled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in the Fund's Statement of Additional Information under "Management of the Fund."

  The Advisory Agreement between the Fund and the Adviser provides that the Adviser will furnish advice and recommendations with respect to the Fund's portfolio and will provide persons satisfactory to the Fund's Trustees to act as officers and employees of the Fund. Such officers and employees, as well as certain Trustees of the Fund, may be employees of the Adviser or its affili-ates. For the services rendered by the Adviser under the Advisory Agreement, the Fund pays a quarterly fee on the first business day of July, October, Jan-uary and April in each year of .1875 of 1% (approximately .75 of 1% on an annualized basis) of the Fund's net assets. For the fiscal year ended Septem-ber 30, 1997, the Adviser received from the Fund, a fee equivalent to .75% of the Fund's average net assets.

--------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES

  Shares of the Fund are offered on a continuous basis at net asset value, without any sales or other charge, directly by the Fund and by the Distribu-tor, acting as agent for the Fund. The minimum for initial investments is $5,000,000, except that investment management clients of the Adviser or its affiliates may invest in any amount. There is no minimum for subsequent in-vestments.

  Shares of the Fund may be purchased only by investment management clients of the Adviser or its affiliates and by institutional investors, which for this purpose are persons other than (i) individuals, sole proprietors or profes-sional corporations or (ii) individual retirement accounts and employer-spon-sored retirement plans of the types commonly referred to as Keogh or H.R. 10 plans.

  The subscriber should use the subscription application found at the back of this Prospectus for its initial investment and enclose with the subscription application a check in the amount of its subscription. Shareholders wishing to purchase additional shares of the Fund should send a check payable to the Fund directly to the Fund at the address listed on the cover of this Prospectus.

  Orders for shares received by the Fund or by the Distributor prior to the close of business on a Fund business day as defined below are priced at the net asset value of shares of the Fund computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. New York time) on that day. If orders are received after the close of a Fund business day, such orders are priced as of the close of regular trading on the Exchange on the next succeeding Fund business day.

  Full and fractional shares are credited to a subscriber's account in the amount of its subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, certificates representing shares of the Fund are not issued except upon written request of the shareholder. This facili-tates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or sto-len. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

  The Fund may refuse any order to purchase shares. In this regard, the Fund reserves the right to restrict purchases of shares (including through ex-changes) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

REDEMPTION

  The Fund redeems its shares at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. There is no redemption charge. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, the Fund will not send proceeds until it is reason-ably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

  To redeem shares of the Fund for which no share certificates have been is-sued, the registered owner or owners should forward a letter to the Fund con-taining a request for redemption. The signature or signatures on the letter must be guaranteed by a national bank, other bank or by a savings and loan as-sociation which is insured by the Federal Deposit Insurance Corporation or by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 un-der the Securities Exchange Act of 1934, as amended.

  To redeem shares represented by share certificates, the investor should for-ward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners ex-actly as the registered name appears on the face of the certificate or, alter-natively, a stock power signed in the same manner may be attached to the cer-tificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guar-anteed in the manner described above.

GENERAL

  The Fund reserves the right to close out an account that through redemption has remained below $1,000,000 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

  The net asset value per share for purchases and redemptions of shares of the Fund is determined in accordance with the Fund's Agreement and Declaration of Trust and By-Laws at the next close of regular trading on the Exchange (cur-rently 4:00 p.m. New York time) following receipt of a purchase order or re-demption order for shares, on any Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of its shares. A Fund business day is any weekday exclusive of national holidays on which the Exchange is closed and Good Friday. Net asset value per share is calculated by adding the market value of all securities held in the Fund and other assets, subtracting the Fund's liabilities incurred or accrued, and dividing by the number of shares of the Fund outstanding.

--------------------------------------------------------------------------------
                      DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

  The Fund intends to distribute to shareholders, after the end of each fiscal year of the Fund, substantially all of such Fund's net investment income for such year.

  Net capital gains realized during a fiscal year of the Fund will usually be distributed to its shareholders after the end of such fiscal year.

U.S. FEDERAL INCOME TAXES

  The Fund intends to qualify to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). Qualifica-tion as a regulated investment company relieves the Fund of Federal income taxes on the portion of its investment company taxable income and net capital gain distributed to its shareholders. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign curren-cies, or certain other income (including but not limited to gains from op-tions, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the total value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regu-lated investment companies and other securities (for this purpose, such other securities will qualify only if the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the total value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securi-ties or securities of other regulated investment companies).

  Each income dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or reinvested in additional full and fractional shares of the Fund. Election to receive dividends and distributions in cash or shares is made at the time the shares are subscribed for and may be changed by notice received by the Fund from a shareholder at least 30 days prior to the record date for a particular dividend or distribution. There is no charge in connec-tion with the reinvestment of dividends and capital gains distributions.

  There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The amount of any divi-dend or distribution paid by the Fund must necessarily depend upon the reali-zation by the Fund of income and capital gains from its investments. All divi-dends and distributions will be made to shareholders solely from assets of the Fund. Such dividends or distributions are subject to applicable taxes to the extent that the investor is subject to such taxes.

  For Federal income tax purposes, dividends of net ordinary income and dis-tributions of any net realized short-term capital gain, whether paid in cash or reinvested in shares of the Fund, are taxable to shareholders as ordinary income. In the case of corporate shareholders, such dividends are eligible for the dividends-received deduction, except that the amount eligible for the de-duction is limited to the amount of qualifying dividends received by the Fund.

  Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains--that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, re-gardless of how long a shareholder has held shares in the Fund. Distributions of net capital gains are not eligible for the dividends-received deduction re-ferred to above.

  A dividend or capital gains distribution with respect to Fund shares held by a tax-deferred or qualified plan, such as a corporate pension or profit shar-ing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

  Under current Federal income tax law, the amount of an income dividend or capital gain distribution declared by the Fund during October, November and December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

  Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribu-tion made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to the shareholder as described above. If a shareholder held shares for six months or less and during that period received a distribution of net capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

  Shareholders will be advised annually as to the Federal tax status of divi-dends and capital gains distributions made by the Fund for the preceding year. Distributions by the Fund may be subject to state and local taxes.

FOREIGN INCOME TAXES

  Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.


--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

  Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund.

  The Fund has no obligation to enter into transactions in portfolio securi-ties with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker. The supplemental information received from a broker or dealer is in addition to the services required to be performed by the Adviser under the Ad-visory Agreement, and the expenses of the Adviser will not necessarily be re-duced as a result of the receipt of such information. Consistent with the Con-duct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Fund may consider sales of its shares as a factor in the selection of brokers and dealers to execute portfolio transactions for the Fund.

  The Fund may from time to time place orders for the purchase or sale of se-curities with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ for which DLJ may receive a portion of the brokerage commission in accordance with Section 11(a) of the Securities Exchange Act of 1934. In such instances, the placement of orders with such brokers will be consistent with the Fund's objective of ob-taining best price and execution and will not be dependent upon the fact that DLJ is an affiliate of the Adviser.

CAPITALIZATION

  The Fund was organized as a Delaware corporation on May 12, 1969 under the name "Fiduciary Growth Associates, Incorporated." As of March 12, 1986, the Fund was reorganized under its current name as a business trust under the laws of Massachusetts. The Fund has an unlimited number of authorized shares of beneficial interest, par value $.01 per share, which may, without shareholder approval, be divided into an unlimited number of series. Shares of the Fund are normally entitled to one vote for all purposes. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trustees. Shares of the Fund are freely transferable, are entitled to dividends as de-termined by the Trustees and, in liquidation of the Fund, are entitled to re-ceive the net assets of the Fund. Shareholders have no pre-emptive rights.

DISTRIBUTOR

  Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York, 10105, the Fund's distributor, is an indirect wholly-owned subsidiary of the Adviser. The Adviser may, from time to time and from its own resources, make payments for distribution services to Alliance Fund Distributors, Inc.; the latter may in turn pay part or all of such compensation to brokers (which may include DLJ) or other persons for their distribution assistance.

CUSTODIANS

  State Street Bank and Trust Company, 225 Franklin Street, Boston Massachu-setts 02110, acts as custodian for the securities and cash of the Fund, but plays no part in deciding on the purchase or sale of securities.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

  Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Ad-viser, located at 500 Plaza Drive, Secaucus, New Jersey 07094, is the Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund.

PERFORMANCE INFORMATION

  From time to time the Fund advertises its "total return".

  Advertisements of total return disclose the Fund's average annual compounded total return for recent one, five and ten-year periods. The Fund's total re-turn for such period is computed by finding, through the use of a formula pre-scribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid.

ADDITIONAL INFORMATION

  Shareholder inquiries may be directed to the shareholder's broker or to Al-liance Fund Services, Inc. at the address or telephone number listed on the cover of this Prospectus. This Prospectus and the Statement of Additional In-formation, which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                        FIDUCIARY MANAGEMENT ASSOCIATES

                           SUBSCRIPTION APPLICATION

                         (SEE INSTRUCTIONS ON PAGE 15)

1. NAME (IMPORTANT: PLEASE PRINT)

                --------------------------------------------   ----------------

                --------------------------------------------   ----------------
                    Indicate name of corporation, other         Tax Ident. No.
                   organization or fiduciary capacity; if
                 trustee, include date of trust instrument

2. ADDRESS

-------------------------------------     -------------------------------------
               street                     city            state            zip

-------------------------------------
area code         telephone

3. INITIAL INVESTMENT

  We hereby subscribe for the largest number of full and fractional shares of Fiduciary Management Associates that may be purchased with the enclosed check
or draft payable to Fiduciary Management Associates for $    .

   [_] Growth Portfolio.

4. DISTRIBUTION OPTIONS

          Income Dividends                     Capital Gains Distributions
-------------------------------------     -------------------------------------
ELECT ONE                                 ELECT ONE
    [_] reinvest dividends                      [_] reinvest capital gains
    [_] pay dividends in cash                   [_] pay capital gains in cash

  If no election is made, dividends and capital gains will be automatically reinvested in additional shares at net asset value.

5. SIGNATURE AND TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

  WE CERTIFY UNDER PENALTY OF PERJURY THAT THE TAXPAYER IDENTIFICATION NUMBER SHOWN IN PART 1 OF THIS FORM IS CORRECT AND THAT WE HAVE NOT BEEN NOTIFIED THAT THIS ACCOUNT IS SUBJECT TO BACKUP WITHHOLDING.

  THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION TO AVOID BACK-UP WITHHOLDING.

  We are of legal age and capacity and have received and read the Prospectus and agree to its terms.

---------------------------------  ---------------------
      Authorized Signature                 date

---------------------------------  ---------------------  Acceptance Date:
      Authorized Signature                 date                            ----

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                   INSTRUCTIONS FOR SUBSCRIPTION APPLICATION

OPENING YOUR ACCOUNT
  Complete the application and mail it to:

     Fiduciary Management Associates
     P.O. Box 1520
     Secaucus, New Jersey, 07096

  Please enclose with your subscription application your check payable to Fi-duciary Management Associates in the amount of your investment. The Fund will not accept checks drawn on banks outside the United States.

MINIMUM INVESTMENTS
  Except as provided in the Prospectus, the minimum initial investment is $5,000,000, except that investment management clients of the Adviser or its affiliates may invest in any amount. There is no minimum for subsequent in-vestments.

REDEMPTIONS
  Shares can be redeemed in any amount and at any time by the methods de-scribed in the Prospectus. In the case of redemptions of shares recently pur-chased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to fifteen cal-endar days following the purchase date.
  Certain legal documents will be required from corporations or other organi-zations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. If you have any questions concerning a redemp-tion, contact Alliance Fund Services, Inc. toll-free at (800) 221-5672.

SIGNATURES--BE SURE TO SIGN THE APPLICATION
  If shares are registered in the name of:
  --a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).
  --a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).

FMA PRO 2/97

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

TABLE OF CONTENTS                                                          PAGE
--------------------------------------------------------------------------------
Expense Information                                                         2
Financial Highlights                                                        3
Description of the Fund                                                     4
Management of the Fund                                                      6
Purchase and Redemption of Shares                                           7
Dividends, Distributions and Taxes                                          8
General Information                                                        10
Subscription Application                                                   13



                               INVESTMENT ADVISER
                        Alliance Capital Management L.P.
                          1345 Avenue of the Americas
                               New York, NY 10105

                                   FIDUCIARY
                            ------------------------
                                   MANAGEMENT
                            ------------------------
                                   ASSOCIATES
                            ------------------------


                           Prospectus and Application

                             February 2, 1998

                                        [LOGO OF ALLIANCE CAPITAL APPEARS HERE]

[LOGO]                            FIDUCIARY MANAGEMENT ASSOCIATES

c/o Alliance Fund Services, Inc.
P.O Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                      February 2, 1998
_________________________________________________________________

This Statement of Additional Information is not a prospectus, but supplements, and should be read in conjunction with the Fund's current Prospectus. A copy of the Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or telephone number shown above.

                        TABLE OF CONTENTS
                                                             Page

Investment Policies and Restrictions......................
Management of the Fund....................................
Purchase and Redemption of Shares.........................
Net Asset Value...........................................
Dividends, Distributions and Taxes........................
Portfolio Transactions....................................
General Information.......................................
Report of Independent Auditors and Financial
Statements................................................
Appendix A (Description of Obligations Issued or
           Guaranteed by U.S. Government Agencies
           or Instrumentalities)............................  A-1
Appendix B (Bond and Commercial Paper Ratings)..............  B-1
Appendix C (Futures Contracts and Options on Futures
           Contracts and Foreign Currencies)................  C-1


(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

________________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
________________________________________________________________

         The following investment policies and restrictions supplement, and should be read in conjunction with the information regarding the investment objectives, policies and restrictions of the Fiduciary Management Associates-Growth Portfolio (the "Fund") set forth in the Prospectus of the Fund.

         Whenever any investment policy or restriction states a minimum or maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of such percentage limitation.

Investment Policies

         General. In seeking to attain its objective of capital growth, the Fund will make investments based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. There obviously can be no assurance that the Fund's investment objective will be achieved, and the nature of the Fund's investment objective and policies may involve a somewhat greater degree of short-term risk than would be present in a more conservative investment approach.

         There is also no assurance that the Fund will at any particular time engage in all or any of the investment activities in which it is authorized to engage. In the opinion of the Fund's management, however, the ability to engage in such a broad range of activities provides an opportunity which is deemed to be desirable in order to achieve the Fund's investment objective. The Fund does not intend to concentrate its investments in any one industry, but has reserved the right to invest up to 25% of its assets in a particular industry.

         The Fund may invest in both listed and unlisted domestic and foreign securities, and in restricted securities, and in other assets having no ready market, but not more than 10% of the Fund's total assets may be invested in all such restricted or not readily marketable assets at any one time. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to Rule 144 or 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such manner as the Trustees of the Fund in good faith deem appropriate to reflect their fair market value.

U.S. Government Securities. For a description of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, see Appendix A.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptance can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a description of commercial paper ratings, see Appendix B.

Illiquid Securities. The Fund has adopted the following investment policy which may be changed by the vote of the Trustees.

         The Fund will not invest in illiquid securities if immediately after such investment more than 10% of the Fund's total assets (taken at market value) would be invested in such securities. In addition, the Fund will not maintain more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale, (b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter and (c) repurchase agreements not terminable within seven days.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         During the coming year, the Fund may invest up to 5% of its total assets in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering."
Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Alliance Capital Management L.P. (the "Adviser") anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

         The Adviser, acting under the supervision of the Trustees of the Fund, will monitor the liquidity of restricted securities held by the Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and; (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investment Restrictions

         The following restrictions, which supplement those set forth in the Prospectus, may not be changed without the approval of a majority of the outstanding voting securities of the Fund which means the vote of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the outstanding shares of the Fund, whichever is less. Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation.

The Fund may not:

         1. Make loans of its funds or assets to any other person, which shall not be considered as including the purchase of a portion of an issue of publicly-distributed debt securities; except that the Portfolio may purchase non-publicly distributed securities subject to the limitations applicable to restricted or not readily marketable securities;

         2. Purchase the securities of any other investment company or investment trust, except by purchase in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, and such purchase does not result in the securities of any such issuer exceeding 5% of the value of the Fund's assets, except when such purchase is part of a merger, consolidation or acquisition of assets;

         3. Act as underwriter of securities of other issuers, except that, to the extent consistent with its investment objective and policies, the Fund may acquire restricted or not readily marketable securities under circumstances where, if sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act;

         4. Invest in the securities of any issuer, other than securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, which shall have a record of less than three years of continuous operations (including the operation of any predecessor) if such purchase at the time thereof would cause more than 10% of the value of the total assets of the Fund to be invested in the securities of such issuer or issuers;

         5. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings, provided however, that this limitation does not apply to deposits made in connection with the entering into and holding of futures contracts;

         6. Invest more than 10% of the value of its total assets in the aggregate in illiquid investments;

         7.   Make short sales of securities;

         8. Purchase or sell real estate, commodities or commodity contracts;

         9. Participate on a joint or a joint and several basis in any securities trading account; or

         10. Invest in companies for the purpose of exercising control.

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Trustees (see "Management of the Fund" in the Prospectus).

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1997 of more than $217 billion (of which approximately $81 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundation and endowment funds. As of September 30, 1997, the Adviser was an investment manager of employee benefit fund assets for 28 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,500 employees who operated out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Chennai, Istanbul, London, Madrid, Mumbai, Paris, Singapore, Tokyo and Toronto and affiliate offices located in Vienna, Warsaw, Hong Kong, Sao Paulo and Moscow. The 56 registered investment companies comprising more than 118 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP, a French insurance holding company which at September 30, 1997, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1997, Alliance Capital Management Corporation and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA-UAP is a holding company for an international group of insurance and related financial services companies. AXA-UAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA-UAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA-UAP, as of September 30, 1997 more than 25% of the voting power of AXA-UAP was controlled directly and indirectly by FINAXA, a French holding company. As of September 30, 1997 more than 25% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 25% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA-UAP and FINAXA.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         For the services rendered by the Adviser under the Advisory Agreement, the Fund pays quarterly on the first business day of July, October, January and April in each year of .1875 of

1% (approximately .75 of 1% on an annualized basis) of the Fund's net assets. For the fiscal years ended September 30, 1995, 1996 and 1997, respectively, the Adviser received advisory fees of $833,866, $1,155,617 and $942,821 respectively.

         The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement continues in effect for successive twelve month periods computed from each October 1 with respect to the Fund provided that such continuance is specifically approved at least annually by the Trustees or by a majority vote of the holders of the outstanding voting securities of such Fund, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons. Most recently, the continuance of the Advisory Agreement until September 30, 1998 was approved by a vote cast in person of the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or interested persons, at a meeting called for that purpose and held on July 18, 1997. The Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund, or by a vote of a majority of the Trustees on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Fund. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Adviser pays from its own funds all advertising and promotional expenses except that the Fund pays for printing of prospectuses and other reports to existing shareholders and all expenses and fees related to proxy solicitation and registrations and filings with the Securities and Exchange Commission ("Commission") and with state regulatory authorities. The Fund pays all other expenses incurred in its organization and operation, as described in the Prospectus. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefor must be specifically approved by the Fund's Trustees.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of the Fund, plus reimbursement for out-of-pocket expenses. For the fiscal year ended September 30, 1997, the Fund paid Alliance Fund Services, Inc. $19,336 for transfer agency services.

Trustees and Officers

         The Trustees and officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Trustee and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Trustees

         JOHN D. CARIFA,1 52, - Chairman of the Trustees, is the
President, Chief Operating Officer and a Director of ACMC, with which he has been associated since prior to 1993.

         RUTH BLOCK, 67, - was formerly Executive Vice President and the Chief Insurance Officer of Equitable. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco
Corporation (oil and gas).  Her address is Box 4653, Stamford,
Connecticut, 06903.

         DAVID H. DIEVLER, 68, was formerly a Senior Vice President of ACMC, with which he was associated since prior to 1993 through 1994. He is currently an independent consultant. His address is P.O. Box 167, Spring Lake, New Jersey, 07762.

         JOHN H. DOBKIN, 55, has been the President of Historic
Hudson Valley (historic preservation) since prior to 1993.  From

____________________

1. An "interested person" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act").

   1987 to 1992, he was a Director of ACMC. His address is 105 West 55th Street, New York, New York 10019.

         WILLIAM H. FOULK, JR., 65, is an investment advisor and independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, since prior to 1993. His address is 2 Hekma Road, Greenwich,
Connecticut 06831.

         DR. JAMES M. HESTER, 73, is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation, with which he has been associated since prior to 1993. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

         CLIFFORD L. MICHEL, 58, is a partner in the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1993. He is Chief Executive Officer of Wenonah Development Company (investments) and Director of Placer Dome, Inc. (mining). His address is 80 Pine Street, New York, New York 10005.

         DONALD J. ROBINSON, 63, was formerly a senior partner in the law firm of Orrick, Herrington & Sutcliffe and is currently senior counsel to that firm. His address is 599 Lexington Avenue, 26th Floor, New York, New York 10022.

Officers

         JOHN D. CARIFA, Chairman, see biography above.

         ALDEN M. STEWART, President, 51, has been an Executive
Vice President of ACMC since July 1993. Prior thereto he was associated with Equitable Capital Management Corporation.

         THOMAS J. BARDONG, Vice President, 52, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1993.

         RANDALL E. HAASE, Vice President, 32, has been a Vice
President of ACMC since July, 1993. Prior thereto he was associated with Equitable Capital Management Corporation.

         DANIEL V. PANKER, Vice President, 58, is a Senior Vice
President of ACMC, with which he had been associated since prior to 1993.

         TIMOTHY D. RICE, Vice President, 31, is a Vice President of ACMC with which he has been associated since prior to 1993.

         EDMUND P. BERGAN, JR., Secretary, 47, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") with which he has been associated since prior to 1993.

         DOMENICK PUGLIESE, Assistant Secretary, 36, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Previously, he was Vice President and Counsel of Concord Holding Corporation since 1994 and Vice President and Associate General Counsel of Prudential Securities since 1993.

         ANDREW L. GANGOLF, Assistant Secretary, 43, has been a
Vice President and Assistant General Counsel of AFD since
December 1994. Prior thereto he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since
October 1992 and a Vice President and Counsel to Equitable since prior to 1993.

         EMILIE D. WRAPP, Assistant Secretary, 42, is a Vice
President and Special Counsel of AFD, with which she has been associated since prior to 1993.

         MARK D. GERSTEN, Treasurer and Chief Financial Officer,
47, is a Senior Vice President of Alliance Fund Services, Inc.
("AFS"), with which he has been associated since prior to 1993.

         VINCENT S. NOTO, Controller, 33, is an Assistant Vice
President of AFS, with which he has been associated since
1993.

         The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended September 30, 1997, the aggregate compensation paid to each of the Trustees during calendar year 1997 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                Total Number  Total Number
                                                of Investment of Investment
                                                Companies in  Portfolios
                                                the Alliance  within the
                                 Total          Fund Complex, Alliance Fund
                                 Compensation   Including the Complex
                                 From the       Fund, as to   including the
                    Aggregate    Alliance Fund  which the     Fund,as to which
                    Compensation Complex,       Trustee is a  the Trustee
Name of Trustee     From the     Including the  Director or   is a Director
of the Fund         Fund         Fund           Trustee       or Trustee


John D. Carifa        $ -0-      $ -0-              54             118
Ruth Block            $2,328     $163,997           40             80
David H. Dievler      $2,330     $188,526           47             83
John H. Dobkin        $2,288     $127,775           44             80
William H. Foulk, Jr. $2,352     $174,996           48             113
Dr. James Hester      $2,332     $156,499           40             76
Clifford L. Michel    $1,947     $194,499           41             92
Donald J. Robinson    $2,315     $235,500           41             94


As of January 12, 1998, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

________________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
________________________________________________________________

General

         Shares of the Fund are offered at net asset value, without any sales or other charge, on a continuous basis directly by the Fund and Alliance Fund Distributors, Inc., the Fund's Distributor, acting as agent for the Fund. The minimum for initial investments is $5,000,000, except that investment management clients of the Adviser or its affiliates may invest in any amount. There is no minimum for subsequent investments.

         Shares of the Fund may be purchased only by institutional investors, which for this purpose are persons other than (i) individuals, sole proprietors or professional corporations or (ii) individual retirement plans of the types commonly referred to as Keogh or H.R. 10 plans.

         The net asset value per share of shares of the Fund is computed in accordance with the Fund's Agreement and Declaration of Trust and By-Laws, at the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. New

York time) following receipt of a purchase or redemption for shares of the Fund, on the Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of its shares. A Fund business day is any weekday exclusive of national holidays on which the Exchange is closed and Good Friday. Net asset value per share of the Fund is calculated by adding the market value of all securities held in the Fund and other assets, subtracting the Fund's liabilities incurred or accrued, and dividing by the number of shares of the Fund outstanding.

         The subscriber should use the subscription application found in the back of the Prospectus for its initial investment and enclose with the subscription application a check in the amount of its subscription. Shareholders wishing to purchase additional shares of the Fund should send a check payable to the Fund directly at the address listed on the cover of the Prospectus or this Statement of Additional Information.

         Orders for shares of the Fund received by the Fund or by Alliance Fund Distributors, Inc. prior to the close of business of the Exchange on each day the Exchange is open for trading are priced at the net asset value of shares of the Fund computed as of the close of regular trading on the Exchange on that day. If orders are received after the close of regular trading on the Exchange or on a day on which it is not open for trading, such orders are priced as of the close of regular trading on the Exchange on the next succeeding date on which the Exchange is open for trading. The Fund reserves the right to reject any subscription in its sole discretion or to suspend the sale of its shares to the public in response to market conditions or for other reasons.

         Full and fractional shares are credited to a subscriber's account in the amount of his subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, certificates representing shares of the Fund are not issued except upon written request of the shareholder or his authorized selected dealer or selected agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No share certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

Redemption

         Subject only to the limitations described below, the Fund's Agreement and Declaration of Trust requires that the Fund redeem the shares of the Fund as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. There is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption.

         To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         To redeem shares represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or alternatively, a stock power signed in the same manner may be attached to the certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         The right of redemption shall be exercisable by a tender made by surrendering the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares be represented thereby or a specified portion thereof be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to each share certificate or where tender is made by mail, separately mailed to the Fund. All signatures must be guaranteed in the manner described above.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practical for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund. Payment of the redemption price will be made in cash.

General

         The Fund reserves the right to close out an account that through redemption has remained below $1,000,000 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

________________________________________________________________

                         NET ASSET VALUE
________________________________________________________________


         The per share net asset value is computed in accordance with the Fund's Agreement and Declaration of Trust and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Trustees deem appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Trustees. The Trustees have delegated to the Adviser certain of the Trustees' duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicted below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Trustees. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price, If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Trustees determine that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Trustees.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Trustees at fair value.

         The Trustees may suspend the determination of the Fund's, net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Trustees.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________

         The Fund intends for each taxable year to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification relieves the Fund of Federal income tax liability on that part of its net ordinary income and net realized capital gains which it pays out to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to the U.S. Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details, including the application of state and local tax laws to his or her particular situation.

         The Fund intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% Federal excise tax imposed on certain undistributed income of regulated investment companies. The Fund will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year, and any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. Certain distributions of the Fund which are paid in January of a given year but are declared in the prior October, November or December to shareholders of record as of a specified date during such a month may be treated as having been distributed in December and will be taxable to shareholders as if received in December.

         Dividends of net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The amount of dividends and distributions paid by the Fund that is eligible for the dividends-received deduction for corporations is limited to the amount of qualifying dividends actually received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days prior to the ex-dividend date. Furthermore, provisions of the tax law disallow the dividends-received deduction to the extent a corporation's investment in shares of the Fund is financed with indebtedness. In view of the Fund's investment policies, it is expected that dividends from domestic corporations will be a significant part of the investment income of the Fund and, accordingly, that a significant part of the dividends paid by the Fund will be eligible for the dividends-received deduction; however, this is largely dependent on the Fund's investment activities, and accordingly cannot be predicted with certainty.

         Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains--that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by the Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to the shareholder as described above. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gains, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution.

         Dividends and distributions are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.

         The Fund generally will be required to withhold tax at the rate of 31% with respect to distributions of net ordinary income and net realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

         Currency Fluctuations - "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each distribution will be treated as a gain from the sale of shares.

         Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

         Taxation of Foreign Shareholders. The foregoing discussion relates only to U.S. Federal income tax law as it affects shareholders who are U.S. residents or U.S. corporations. The effects of Federal income tax law on shareholders who are non-resident aliens or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.

________________________________________________________________

              BROKERAGE AND PORTFOLIO TRANSACTIONS
________________________________________________________________

         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Exchange Act and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund.

         The Fund will deal in some instances in equity securities which are not listed on a national stock exchange but are traded in the over-the-counter market.

         The Fund may from time to time place orders for the purchase or sale of securities with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         During the fiscal years ended September 30, 1995, 1996 and 1997, the Fund incurred brokerage commissions amounting in the aggregate to $470,250, $609,329 and $940,817. During the fiscal years ended September 30, 1995, 1996 and 1997, brokerage commissions amounting in the aggregate to $6,616, $-0- and $-0-respectively, were paid to DLJ and brokerage commissions amounting in the aggregate to $-0-, $-0- and $-0-, respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended September 30, 1997, the brokerage commissions paid to DLJ constituted -0-% of the Fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted -0-% of the Fund's aggregate brokerage commissions. During the fiscal year ended September 30, 1997, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, -0-% were effected through DLJ and -0-% were effected through brokers utilizing the Pershing Division of DLJ.

         During the fiscal year ended September 30, 1997, transactions in portfolio securities of the Fund aggregating $294,557,613 with associated brokerage commissions of approximately $438,346 were allocated to persons or firms supplying research services to the Fund or the Adviser.

         For the fiscal years ended September 30, 1996 and 1997, the annual portfolio turnover rates of securities of the Fund were 194% and 212%, respectively.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

Capitalization

         All shares of the Fund when duly issued will be fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional Funds with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of such additional series would be governed by the Act and the laws of the Commonwealth of Massachusetts.

         Certain procedures for the removal by shareholders of the Trustees of the Fund, similar to those set forth in Section l6(c) of the Act are available to shareholders of the Fund.

         At the close of business of January 12, 1998 there were 4,107,845 shares of the Fund outstanding. Set forth below is certain information as to all persons who owned of record or beneficially 5% or more of the Fund's outstanding shares at January 12, 1998.

                                            No. of       % of
         Name and Address                   Shares       Class

         Ortho & Company Trust Dept         2,205,521    54%
         Ford General Retirement Plan
         C/O Commercial Bank
         Mutual Funds Unit/MC 3446
         P.O. Box 75000
         Detroit, MI  48275-3446

         3M Co.                             1,523,372    37%
         c/o Boston Safe Deposit & Trust
         Attn:  Hannah Buxbaum, Admin.
         ITD Division 5th Floor
         31 St. James Avenue
         Park Square Building
         Boston, MA 02116

         Virtually all of the Fund's shares are held by discretionary managed accounts of the Adviser, which exercises investment discretion with respect to such shares.

Counsel and Independent Auditors

         Legal matters in connection with the issuance of the shares of beneficial interest offered hereby are passed upon by Seward & Kissel, New York, New York.

         Ernst & Young LLP, New York, New York, has been appointed as independent auditors for the Fund.

Performance Information

         From time to time, the Fund advertises its "total return". The Fund's "total return" is its averaged annual total return for its most recent one-, five- and ten-year periods (or the period since the Fund's inception). The Fund's total return for each such period is computed, through the use of a formula prescribed by the Commission, by finding the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid.

         The Fund's average annual compounded total return for the one-, five- and ten-year periods ended September 30, 1997 most recent table sheet (or since inception through that date, as noted) was as follows:

              12 Months Ended   5 Years Ended    10 Years Ended
              9/30/97           9/30/97          9/30/9

              27.28%            23.68%           12.70%

*Inception Date:  19.86


         The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by the Fund and the Fund's expenses. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund.

Additional Information

         This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

_________________________________________________________________

     REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
_________________________________________________________________

              FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
              --------------------------------------------------
             500 PLAZA DRIVE, SECAUCUS, NJ 07094, (201) 319-4000


                                ANNUAL REPORT
                              SEPTEMBER 30, 1997




PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS AND OTHER INVESTMENTS-95.7%
CONSUMER PRODUCTS & SERVICES-33.3%
ADVERTISING-1.0%
Snyder Communications, Inc. (a)                  32,100      $   882,750

AIRLINES-4.4%
Alaska Air Group, Inc. (a)                       52,300        1,719,363
Continental Airlines, Inc. Cl.B (a)              52,000        2,047,500
                                                             ------------
                                                               3,766,863

APPAREL-4.6%
Nautica Enterprises, Inc. (a)                    43,800        1,231,875
Stride Rite Corp.                                71,900          975,144
Tefron, Ltd. (a)                                  4,900           98,000
Timberland Co. Cl.A (a)                           4,900          390,775
Tommy Hilfiger Corp. (a)                         24,900        1,243,443
                                                             ------------
                                                               3,939,237

AUTO & RELATED-6.8%
Avis Rent A Car, Inc. (a)                        22,700          541,963
Budget Group, Inc. Cl.A (a)                      63,500        2,095,500
Miller Industries, Inc. (a)                     143,200        1,709,450
Monaco Coach Corp. (a)                           32,500          767,812
Watsco, Inc.                                     24,600          768,750
                                                             ------------
                                                               5,883,475

BROADCASTING & CABLE-1.5%
Globecomm Systems, Inc. (a)                      25,000          437,500
Sinclair Broadcast Group, Inc. Cl.A (a)          22,200          896,325
                                                             ------------
                                                               1,333,825

CONTAINERS & PACKAGING-1.8%
Silgan Holdings, Inc. (a)                        20,200          808,000
U.S. Can Corp. (a)                               43,400          721,525
                                                             ------------
                                                               1,529,525

ENTERTAINMENT & LEISURE-0.8%
Florida Panthers Holdings, Inc. Cl.A (a)         25,800          607,913
Trendwest Resorts, Inc. (a)                       4,100           96,350
                                                             ------------
                                                                 704,263

RESTAURANTS & LODGING-1.8%
Extended Stay America, Inc. (a)                  34,908          523,620
Interstate Hotels Co. (a)                        15,100          492,638
Suburban Lodges of America, Inc. (a)             19,900          524,862
                                                             ------------
                                                               1,541,120

RETAILING-8.3%
Abercrombie & Fitch Co. Cl.A (a)                 26,500          695,625
Circuit City Stores, Inc -
  Car Max Group (a)                              76,300        1,263,719
Filene's Basement Corp. (a)                      32,500          270,156
Furniture Brands International, Inc. (a)         39,300          741,787
Industrie Natuzzi S.p.A. (ADR) (b)               48,800        1,155,950
Pacific Sunwear of California (a)                25,500        1,045,500
St. John Knits, Inc.                             21,300          957,169
The Finish Line Cl.A (a)                         32,200          609,787
Wet Seal, Inc. Cl.A (a)                          18,500          432,438
                                                             ------------
                                                               7,172,131

MISCELLANEOUS-2.3%
Equity Corp. International (a)                   22,900          533,856
International Alliance Services, Inc. (a)        55,000          543,125
  warrants, expiring 12/30/99 (a)               191,000          357,743


5



PORTFOLIO OF INVESTMENTS (CONTINUED)
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
TeleTech Holdings, Inc. (a)                      38,100      $   535,781
                                                             ------------
                                                               1,970,505
                                                             ------------
                                                              28,723,694

BASIC INDUSTRIES-23.2%
BUILDING & RELATED-0.8%
Hughes Supply, Inc.                              21,800          658,088

CHEMICALS-1.6%
Crompton & Knowles Corp.                         40,000        1,062,500
Polymer Group, Inc. (a)                          28,389          365,508
                                                             ------------
                                                               1,428,008

ENVIRONMENTAL CONTROL-1.8%
American Disposal Services, Inc. (a)             26,520          828,750
Superior Services, Inc. (a)                      26,100          743,850
                                                             ------------
                                                               1,572,600

FOREST PRODUCTS-0.6%
Buckeye Cellulose Corp. (a)                      12,500          503,906

METAL HARDWARE-4.7%
Bethlehem Steel Corp. (a)                       132,100        1,362,281
Birmingham Steel Corp.                           26,400          457,050
Kaiser Aluminum Corp. (a)                        61,900          878,206
Steel Dynamics, Inc. (a)                         21,100          495,850
WHX Corp. (a)                                    67,400          876,200
                                                             ------------
                                                               4,069,587

METALS & MINING-0.4%
Pegasus Gold, Inc. (a)                           23,500          132,188
Royal Oak Mines, Inc. (a)                        79,200          222,750
                                                             ------------
                                                                 354,938

TEXTILE PRODUCTS-4.1%
Mohawk Industries, Inc. (a)                      94,900        2,597,888
Novel Denim Holdings, Ltd. (a)                   33,900          915,300
                                                             ------------
                                                               3,513,188

TRANSPORTATION & SHIPPING-9.2%
Consolidated Freightways Corp. (a)              140,800        2,481,600
Genesee & Wyoming, Inc. Cl.A (a)                 17,100          540,788
Knightsbridge Tankers, Ltd.                      43,400        1,228,762
OMI Corp. (a)                                   233,500        2,918,750
Roadway Express, Inc.                            27,100          741,862
                                                             ------------
                                                               7,911,762

                                                             ------------
                                                              20,012,077

TECHNOLOGY-15.6%
AEROSPACE & DEFENSE-0.6%
Doncasters Plc (ADR) (a)(c)                      16,200          486,000

COMMUNICATION EQUIPMENT-1.4%
Comverse Technology, Inc. (a)                    23,300        1,229,075

COMPUTER PERIPHERALS-0.4%
Read-Rite Corp. (a)                              13,900          340,550

COMPUTER SOFTWARE & SERVICES-5.1%
Check Point Software Technologies, Ltd. (a)      30,800          954,800
Checkfree Corp. (a)                              39,400          832,325
Cognos, Inc. (a)                                 21,900          520,125
DBT Online, Inc. (a)                             12,100          747,175
QAD, Inc. (a)                                    31,300          582,962
Rational Software Corp. (a)                      48,900          782,400
                                                             ------------
                                                               4,419,787

NETWORKING SOFTWARE-1.1%
The Registry, Inc. (a)                           20,100          927,113


6



FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
SEMI-CONDUCTOR EQUIPMENT-2.7%
Actel Corp. (a)                                  45,400      $   873,950
CFM Technologies, Inc. (a)                       18,000          705,375
PMC-Sierra, Inc. (a)                             29,900          762,450
                                                             ------------
                                                               2,341,775

TELECOMMUNICATIONS-4.3%
ACC Corp. (a)                                    14,100          463,538
Millicom International Cellular, SA (a)(d)       30,000        1,567,500
Telephone and Data Systems, Inc.                 37,800        1,701,000
                                                             ------------
                                                               3,732,038
                                                             ------------
                                                              13,476,338

HEALTH CARE-10.5%
BIOTECHNOLOGY-6.7%
Endovascular Technologies (a)                    22,300          381,887
GelTex Pharmaceuticals, Inc. (a)                 73,600        1,968,800
IDEC Pharmaceuticals Corp. (a)                   18,000          753,750
Medimmune, Inc. (a)                              41,200        1,514,100
Neurex Corp. (a)                                 75,000        1,106,250
                                                             ------------
                                                               5,724,787

DRUGS, HOSPITAL SUPPLIES &
  MEDICAL SERVICES-3.8%
AutoCyte, Inc. (a)                               31,900          271,150
Mid Atlantic Medical Services, Inc. (a)          50,900          804,856
National Surgery Centers, Inc. (a)               53,600        1,165,800
Physio-Control International Corp. (a)           39,000          660,563
Synetic, Inc. (a)                                 9,700          397,700
                                                             ------------
                                                               3,300,069
                                                             ------------
                                                               9,024,856

ENERGY-7.4%
OIL & GAS SERVICES-7.4%
Costilla Energy, Inc. (a)                        65,000          926,250
Parker Drilling Co. (a)                         203,900        3,096,731
Southern Union Co.                               45,900        1,118,813
Valero Energy Corp.                              37,700        1,237,031
                                                             ------------
                                                               6,378,825

FINANCIAL SERVICES-4.4%
REAL ESTATE-4.4%
CCA Prison Realty Trust                          17,100          645,525
Chelsea GCA Realty, Inc.                         20,400          851,700
Glenborough Realty Trust, Inc.                   22,000          609,125
Security Capital Group, Inc. Cl.B (a)            49,000        1,684,375
                                                             ------------
                                                               3,790,725

MULTI INDUSTRY-0.9%
Culligan Water Technologies, Inc. (a)            17,100          786,600

PRIVATE PLACEMENTS-0.4%
Menlo Ventures III, A Limited
  Partnership (a)(e)                          1,000,000           83,405
Oak Investment Partners III (a)(e)            2,000,000          162,728
Oscco II, A Limited Partnership (a)(e)          750,000           13,878
RCS II, A Limited Partnership (a)(e)          1,000,000           62,774
                                                             ------------
                                                                 322,785

Total Common Stocks and Other Investments
  (cost $71,031,250)                                          82,515,900


7

PORTFOLIO OF INVESTMENTS (CONTINUED)
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
SHORT-TERM DEBT SECURITY-5.1%
Federal Home Loan Bank
  5.90%, 10/01/97
  (amortized cost $4,400,000)                    $4,400      $ 4,400,000

TOTAL INVESTMENTS-100.8%
  (cost $75,431,250)                                         $86,915,900
Other assets less liabilities-(0.8%)                            (674,842)

NET ASSETS-100%                                              $86,241,058


(a)  Non-income producing security.
(b)  Country of origin--Italy.
(c)  Country of origin--Great Britain.
(d)  Country of origin--Luxembourg.
(e)  Restricted and illiquid securities, valued at fair value (see Notes A & D).

     Glossary:
     ADR - American Depository Receipt

     See notes to financial statements.


8



STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $75,431,250)            $86,915,900
  Cash                                                                   18,994
  Receivable for investment securities sold                             942,318
  Dividends receivable                                                   21,225
  Total assets                                                       87,898,437

LIABILITIES
  Payable for investment securities purchased                         1,378,672
  Advisory fee payable                                                  161,735
  Accrued expenses                                                      116,972
  Total liabilities                                                   1,657,379

NET ASSETS                                                          $86,241,058

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                             $    25,538
  Additional paid-in capital                                         44,848,659
  Undistributed net investment income                                     1,507
  Accumulated net realized gain on investment transactions           29,880,704
  Net unrealized appreciation of investments                         11,484,650
                                                                    $86,241,058

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (based on 2,553,778 shares of beneficial interest outstanding)         $33.77


See notes to financial statements.


9



STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1997
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $1,747)  $401,762
  Interest                                              339,867    $   741,629

EXPENSES
  Advisory fee                                          942,821
  Custodian                                             122,443
  Administrative                                        108,000
  Audit and legal                                       100,106
  Transfer agency                                        19,336
  Printing                                               17,131
  Trustees' fees                                         16,000
  Registration                                            3,923
  Miscellaneous                                           8,991
  Total expenses                                                     1,338,751
  Net investment loss                                                 (597,122)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions                      33,153,626
  Net change in unrealized appreciation of investments              (5,556,721)
  Net gain on investment transactions                               27,596,905

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $26,999,783



STATEMENT OF CHANGES IN NET ASSETS
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                   SEPTEMBER 30,  SEPTEMBER 30,
                                                        1997           1996
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $   (597,122)  $   (577,222)
  Net realized gain on investment transactions       33,153,626     51,214,394
  Net change in unrealized appreciation
    of investments                                   (5,556,721)    (1,028,571)
  Net increase in net assets from operations         26,999,783     49,608,601

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments                  (51,863,971)   (21,476,505)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (decrease)                           (49,335,287)     4,173,519
  Total increase (decrease)                         (74,199,475)    32,305,615

NET ASSETS
  Beginning of year                                 160,440,533    128,134,918
  End of year (including undistributed
    net investment income of $1,507)               $ 86,241,058   $160,440,533


See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Fiduciary Management Associates - Growth Portfolio (the "Fund"), which is a Massachusetts business trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last reported sales price, or, if no sale occurred, at the mean of the bid and ask price at the regular close of the New York Stock Exchange. Over-the-counter securities not traded on national securities exchanges are valued at the mean of the closing bid and asked price. Securities which mature in 60 days or less are valued at amortized cost which approximates market value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net investment loss, resulted in a net increase in accumulated net investment loss and a corresponding decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

NOTE B: ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at a quarterly rate equal to .1875 of 1% (approximately .75 of 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter. Pursuant to the advisory agreement, the Fund paid $108,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended September 30, 1997.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $18,000 for the year ended September 30, 1997.

Brokerage commissions paid on investment transactions for the year ended September 30, 1997 amounted to $940,817, none of which was paid to affiliated brokers.


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $269,732,258 and $362,365,624, respectively, for the year ended September 30, 1997. There were no purchases or sales of U.S. government and government agency obligations for the year ended September 30, 1997. At September 30, 1997, the cost of securities for federal income tax purposes was $76,762,340. Accordingly, gross unrealized appreciation of investments was $14,559,702 and gross unrealized depreciation of investments was $4,406,142 resulting in net unrealized appreciation of $10,153,560.

NOTE D: RESTRICTED AND ILLIQUID SECURITIES
                                                 DATE
                                               ACQUIRED         COST
                                              ----------    ----------
Menlo Ventures III, A Limited Partnership       7/28/83     $  371,161
Oak Investment Partners III                     9/28/83      1,337,231
Oscco II, A Limited Partnership                 2/16/84        617,218
RCS II, A Limited Partnership                  12/29/82        147,462
                                                            ----------
                                                            $2,473,072


The securities shown above are restricted and illiquid and have been valued at fair value in accordance with procedures described in Note A.

The value of these securities at September 30, 1997 was $322,785 representing 0.4% of net assets.

NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $0.01 par value shares of beneficial interest authorized. Transactions in shares were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                    SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30,
                         1997           1996          1997            1996
                    -------------  ------------  --------------  --------------
Shares sold               83,725        31,000    $  2,874,332     $ 1,145,925
Shares issued in
  reinvestment of
  distributions        1,948,769       736,943      51,759,317      21,430,299
Shares redeemed       (3,593,101)     (548,790)   (103,968,936)    (18,402,705)
Net increase
  (decrease)          (1,560,607)      219,153    $(49,335,287)    $ 4,173,519


12



FINANCIAL HIGHLIGHTS
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                YEAR ENDED SEPTEMBER 30,
                                            ----------------------------------------------------------------
                                                1997          1996         1995         1994         1993
                                            ------------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $39.00        $32.90       $29.94       $31.29       $27.41

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.14)(a)      (.14)        (.07)        (.20)        (.10)
Net realized and unrealized gain (loss)
  on investment transactions                    7.39         11.75         7.51         (.93)        7.29
Net increase (decrease) in net asset
  value from operations                         7.25         11.61         7.44        (1.13)        7.19

LESS: DISTRIBUTIONS
Distributions from net realized gains         (12.48)        (5.51)       (4.48)        (.22)       (3.31)
Net asset value, end of year                  $33.77        $39.00       $32.90       $29.94       $31.29

TOTAL RETURN
Total investment return based on net
  asset value (b)                              27.28%        41.04%       30.94%       (3.63)%      27.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $86,241      $160,441     $128,135     $106,435     $138,932
Ratio of expenses to average net assets          .99%         1.05%        1.11%         .98%         .97%
Ratio of net investment loss to
  average net assets                            (.44)%        (.40)%       (.26)%       (.42)%       (.31)%
Portfolio turnover rate                          212%          194%         159%         116%         100%
Average commission rate (c)                   $.0543        $.0598           --           --           --


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


13



REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
FIDUCIARY MANAGEMENT ASSOCIATES-GROWTH PORTFOLIO

We have audited the accompanying statement of assets and liabilities of Fiduciary Management Associates-Growth Portfolio, including the portfolio of investments, as of September 30 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fiduciary Management Associates-Growth Portfolio at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

New York, New York
November 4, 1997


14

                           APPENDIX A

                   DESCRIPTION OF OBLIGATIONS
             ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                  AGENCIES OR INSTRUMENTALITIES

         Federal Farm Credit System Notes and Bonds--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

         Maritime Administration Bonds--are bonds issued and provided by the Department of Transportation of the U.S.
Government and are guaranteed by the U.S. Government.

         FHA Debentures--are debentures issued by the Federal
Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

         GNMA Certificates--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

         FHLMC Bonds--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

         FNMA Bonds--are bonds issued and guaranteed by the Federal National Mortgage Association.

         Federal Home Loan Bank Notes and Bonds--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

         Student Loan Marketing Association ("Sallie Mae") Notes and Bonds--are notes and bonds issued by the Student Loan
Marketing Association.

         Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                           APPENDIX B

                BOND AND COMMERCIAL PAPER RATINGS

Standard & Poor's Bond Ratings

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category.

         The ratings from "AA" and "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Excerpts from Moody's description of its corporate bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations;
Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

   Fitch IBCA, Inc. Bond Ratings

         AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A. A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

Standard & Poor's Commercial Paper Ratings

         A is the highest commercial paper rating category utilized by S&P, which uses the number 1+, l, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics:
Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch-1, Fitch-2, Duff 1 and Duff 2 Commercial Paper Ratings

         Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strangest issue.

         Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

                           APPENDIX C

            FUTURES CONTRACTS AND OPTIONS ON FUTURES
                CONTRACTS AND FOREIGN CURRENCIES

Futures Contracts

         The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund will enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial, deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contracts value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the acquisition or sale of a futures contract, in the case of the portfolio, which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Foreign Currencies

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high quality liquid debt securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Custodian, cash or U.S. Government Securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts, Forward
Contracts and Options on Foreign Currencies

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data, on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

                             PART C
                        OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

    (a)  Financial Statements - Growth Portfolio

         Included in the Prospectus: Financial Highlights

         Included in the Statement of Additional Information:

         Portfolio of Investments, September 30, 1997.
         Statement of Assets and Liabilities, September 30, 199.7 Statement of Operations, year ended September 30, 1997. Statement of Changes in Net Assets, years ended
              September 30, 1996 and September 30, 1997.
         Notes to Financial Statements, September 30, 1997. Financial Highlights - for the years ended
              September 30, 1993 through September 30, 1997. Report of Independent Auditors - November 3, 1997.

    Included in Part C of the Registration Statement

         All other schedules are either inapplicable or the required information is contained in the financial statements.

    (b)  Exhibits

         (1) Agreement and Declaration of Trust - filed herewith.

         (2)  By-Laws - filed herewith.

         (3)  Not applicable.

         (4)  (a) Specimen of Share Certificate for the Growth
         Portfolio - Incorporated by reference to Exhibit 4 to
         Post-Effective Amendment No. 34 of Registrant's
         Registration Statement (File No. 2-33889) on Form N-1A filed January 29, 1988.

              (b) Specimen of Share Certificate for the
         Short-Term Global Income Portfolio - Incorporated by reference to Exhibit 4 to Post-Effective Amendment No.
         43 of Registrant's Registration Statement (File No.
         2-33889) on Form N-1A filed January 29, 1992.

         (5)  Advisory Agreement between the Registrant and
         Alliance Capital Management L.P. - filed herewith.

         (6)  Distribution Agreement between the Registrant and
         Alliance Fund Distributors, Inc. - filed herewith.

         (7)  Not applicable.

         (8)  (a) Custodian Contract between the Registrant and
         State Street Bank and Trust Company - filed herewith.

              (b) Amendment to the Custodian Contract between the Registrant and State Street Bank and Trust Company - filed herewith.

         (9) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - filed herewith.

         (10) Not applicable.

         (11) Consent of Independent Auditors - filed herewith.

         (12) Not applicable.

         (13) Not applicable

         (14) Not applicable.

         (15) Not applicable.

         (16) Schedule for computation of total return performance - Incorporated by reference to Exhibit
              16 to Post-Effective Amendment No. 40 of
              Registrant's Registration Statement (File No.
              2-33889) on Form N-1A filed January 10, 1991.

         (27) Financial Data Schedule - filed herewith.

              Other Exhibits:
              Powers of Attorney of John D. Carifa, Ruth Block,
              David H. Dievler, John H. Dobkin, William H.
              Foulk, Jr., Dr. James M. Hester, Clifford L. Michel and Donald J. Robinson - filed herwith.

ITEM 25. Persons Controlled by or under Common Control with
         Registrant.

         None.

ITEM 26. Number of Holders of Securities.

                                       Number of Record Holders
              Title of Class           (as of January 12, 1998)
              Shares of Beneficial        (Growth Portfolio)
              Interest par value $.01
              Growth Portfolio                   25

ITEM 27. Indemnification

    It is the Registrant's policy to indemnify its trustees and officers, employees and other agents as set forth in Article VIII and Article III of Registrant's Agreement and Declaration of Trust, filed as Exhibit 1 in response to Item 24 and Section 6 of the Distribution Services Agreement filed as Exhibit 6 in response to Item 24, all as set forth below. The liability of the Registrant's trustees and officers is dealt with in Article VIII of Registrant's Agreement and Declaration of Trust, as set forth below. The Adviser's liability for loss suffered by the Registrant or its shareholders is set forth in Section 4 in response to Item 24, as set forth below.

    Article VIII of Registrant's Agreement and Declaration of
    Trust reads as follows:

    "SECTION 8.1 Trustees, Shareholders, etc. Not Personally Liable; Notice. The Trustees and officers of the Trust, in incurring any debts, liabilities or obligations, or in limiting or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees or officers of the Trust and not in their own capacities. No Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust or of any Portfolio, and subject to
    Section 8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person or Persons in connection with the assets or affairs of the Trust or of any Portfolio, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. The Trust (or if the matter relates only to a particular Portfolio, that Portfolio) shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust or such Portfolio in tort, contract or otherwise in connection with the assets or the affairs of the Trust or such Portfolio, and all Persons dealing with the Trust or any

    Portfolio shall be deemed to have agreed that resort shall be had solely to the Trust Property of the Trust or the Portfolio Assets of such Portfolio, as the case may be, for the payment or performance thereof.

    The Trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Portfolio in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually, or to subject the Portfolio Assets of any Portfolio to the obligations of any other Portfolio.

    SECTION 8.2 Trustees' Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. Subject to Section 8.4 hereof, a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, Investment Advisor, Administrator, Distributor or Principal Underwriter, Custodian or Transfer Agent, Dividend Disbursing Agent, Shareholder Servicing Agent or Accounting Agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 5.2 hereof. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

    SECTION 8.3 Indemnification of Shareholders. If any Shareholder (or former Shareholder) of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the Portfolio of which such Shareholder or former Shareholder is or was the holder of Shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

    SECTION 8.4 Indemnification of Trustees, Officers, etc. Subject to the limitations set forth hereinafter in this
    Section 8.4, the Trust shall indemnify (from the assets of the Portfolio or Portfolios to which the conduct in question relates) each of its Trustees and officers (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as

    "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct,
    (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by
    (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in
    Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Portfolio or Portfolios to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid to such Portfolio or Portfolios if it is ultimately determined that indemnification of such expenses is not authorized under this
    Article VIII and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

    SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of a quorum of the disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (i) or by independent legal counsel pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

    SECTION 8.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, a "disinterested" Person is one against whom none of the actions, suits or other proceedings in question, and no other action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person.

    SECTION 8.7  Liability of Third Persons Dealing with
    Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order."

    Article III of Registrant's Agreement and Declaration of
    Trust reads, in pertinent part, as follows:

         "Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority:

              (s) Indemnification. In addition to the mandatory indemnification provided for in Article VIII hereof and to the extent permitted by law, to indemnification with any Person with whom this Trust has dealings, including, without limitation, any independent contractor, to such extent as the Trustees shall determine."

         The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

         The Distribution Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of
    Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus and Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in or necessary to make the statements in either thereof any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect Alliance Fund Distributors, Inc. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

         The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2,
    1980), the Registrant will indemnify its trustees, officers, investment adviser and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its trustees, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party trustees of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

    The Registrant participates in a joint trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

Item 28.   Business and Other Connections of Adviser.

    The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts

    A and B, respectively, of this Registration Statement are incorporated by reference herein.

    The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

Item 29.   Principal Underwriters

         (a)  Alliance Fund Distributors, Inc., the Registrant's
              Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund
              Distributors, Inc. also acts as Principal
              Underwriter or Distributor for the following investment companies:

         ACM Institutional Reserves, Inc.
         AFD Exchange Reserves
         Alliance All-Asia Investment Fund, Inc.
         Alliance Balanced Shares, Inc.
         Alliance Bond Fund, Inc.
         Alliance Capital Reserves
         Alliance Developing Markets Fund, Inc.
         Alliance Global Dollar Government Fund, Inc.
         Alliance Global Environment Fund, Inc.
         Alliance Global Small Cap Fund, Inc.
         Alliance Global Strategic Income Trust, Inc.
         Alliance Government Reserves
         Alliance Greater China '97 Fund, Inc.
         Alliance Growth and Income Fund, Inc.
         Alliance High Yield Fund, Inc.
         Alliance Income Builder Fund, Inc.
         Alliance Institutional Funds, Inc.
         Alliance International Fund
         Alliance International Premier Growth Fund, Inc.
         Alliance Limited Maturity Government Fund, Inc.
         Alliance Money Market Fund
         Alliance Mortgage Securities Income Fund, Inc.
         Alliance Multi-Market Strategy Trust, Inc.
         Alliance Municipal Income Fund, Inc.
         Alliance Municipal Income Fund II
         Alliance Municipal Trust
         Alliance New Europe Fund, Inc.
         Alliance North American Government Income
              Trust, Inc.
         Alliance Premier Growth Fund, Inc.
         Alliance Real Estate Investment Fund, Inc.
         Alliance/Regent Sector Opportunity Fund, Inc.

         Alliance Short-Term Multi-Market Trust, Inc.
         Alliance Technology Fund, Inc.
         Alliance Utility Income Fund, Inc.
         Alliance Variable Products Series Fund, Inc.
         Alliance World Income Trust, Inc.
         Alliance Worldwide Privatization Fund, Inc.
         Fiduciary Management Associates
         The Alliance Fund, Inc.
         The Alliance Portfolios

              (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                        POSITIONS AND            POSITIONS AND
                        OFFICES WITH             OFFICES
NAME                    UNDERWRITER              WITH REGISTRANT


Michael J. Laughlin     Chairman

Robert L. Errico        President

Edmund P. Bergan, Jr.   Senior Vice President,   Secretary
                          General Counsel
                          and Secretary

Karen J. Bullot         Senior Vice President

James S. Comforti       Senior Vice President

James L. Cronin         Senior Vice President

Daniel J. Dart          Senior Vice President

Richard A. Davies       Senior Vice President
                          Managing Director

Byron M. Davis          Senior Vice President

Anne S. Drennan         Senior Vice President &
                          Treasurer

Mark J. Dunbar          Senior Vice President

Bradley F. Hanson       Senior Vice President

Geoffrey L. Hyde        Senior Vice President

Robert H. Joseph, Jr.   Senior Vice President
                          and Chief Financial
                          Officer

Richard E. Khaleel      Senior Vice President

Stephen R. Laut         Senior Vice President

Daniel D. McGinley      Senior Vice President

Ryne A. Nishimi         Senior Vice President

Antonios G. Poleondakis Senior Vice President

Robert E. Powers        Senior Vice President

Richard K. Saccullo     Senior Vice President

Gregory K. Shannahan    Senior Vice President

Joseph F. Sumanski      Senior Vice President

Peter J. Szabo          Senior Vice President

Nicholas K. Willett     Senior Vice President

Richard A. Winge        Senior Vice President

Jamie A. Atkinson       Vice President

Benji A. Baer           Vice President

Kenneth F. Barkoff      Vice President

Michael E. Brannan      Vice President

Casimir F. Bolanowski   Vice President

Timothy W. Call         Vice President

Kevin T. Cannon         Vice President

John R. Carl            Vice President

William W. Collins, Jr. Vice President

Leo H. Cook             Vice President

Richard W. Dabney       Vice President

John F. Dolan           Vice President

John C. Endahl          Vice President

Sohaila S. Farsheed     Vice President

William C. Fisher       Vice President

Gerard J. Friscia       Vice President &
                          Controller

Andrew L. Gangolf       Vice President and       Assistant
                          Assistant General      Secretary
                          Counsel

Mark D. Gersten         Vice President           Treasurer and
                                                 Chief Financial
                                                 Officer

Joseph W. Gibson        Vice President

Charles M. Greenberg    Vice President

Alan Halfenger          Vice President

William B. Hanigan      Vice President

Scott F. Heyer          Vice President

Daniel M. Hazard        Vice President

George R. Hrabovsky     Vice President

Valerie J. Hugo         Vice President

Scott Hutton            Vice President

Thomas K. Intoccia      Vice President

Larry P. Johns          Vice President

Richard D. Keppler      Vice President

Gwenn M. Kessler        Vice President

Donna M. Lamback        Vice President

James M. Liptrot        Vice President

James P. Luisi          Vice President

Christopher J. MacDonald                         Vice President

Michael F. Mahoney      Vice President

Lori E. Master          Vice President

Shawn P. McClain        Vice President

Maura A. McGrath        Vice President

Thomas F. Monnerat      Vice President

Joanna D. Murray        Vice President

Jeanette M. Nardella    Vice President

Nicole Nolan-Koester    Vice President

John C. O'Connell       Vice President

John J. O'Connor        Vice President

Robert T. Pignozzi      Vice President

James J. Posch          Vice President

Domenick Pugliese       Vice President and       Assistant
                          Assistant General      Secretary
                          Counsel

Bruce W. Reitz          Vice President

Dennis A. Sanford       Vice President

Karen C. Satterberg     Vice President

Robert C. Schultz       Vice President

Raymond S. Sclafani     Vice President

Richard J. Sidell       Vice President

Teris A. Sinclair       Vice President

Andrew D. Strauss       Vice President

Michael J. Tobin        Vice President

Joseph T. Tocyloski     Vice President

Martha D. Volcker       Vice President

Patrick E. Walsh        Vice President

William C. White        Vice President

Emilie D. Wrapp         Vice President and       Assistant
                          Special Counsel        Secretary

Michael W. Alexander    Assistant Vice President

Richard J. Appaluccio   Assistant Vice President

Charles M. Barrett      Assistant Vice President

Robert F. Brendli       Assistant Vice President

Maria L. Carreras       Assistant Vice President

John P. Chase           Assistant Vice President

Russell R. Corby        Assistant Vice President

John W. Cronin          Assistant Vice President

Terri J. Daly           Assistant Vice President

Ralph A. DiMeglio       Assistant Vice President

Faith C. Dunn           Assistant Vice President

John E. Englis          Assistant Vice President

Duff C. Ferguson        Assistant Vice President

John Grambone           Assistant Vice President

Brian S. Hanigan        Assistant Vice President

James J. Hill           Assistant Vice President

Edward W. Kelly         Assistant Vice President

Michael Laino           Assistant Vice President

Nicholas J. Lapi        Assistant Vice President

Kristine J. Luisi       Assistant Vice President

Patrick Look            Assistant Vice President
                          & Assistant Treasurer

Richard F. Meier        Assistant Vice President

Richard J. Olszewski    Assistant Vice President

Catherine N. Peterson   Assistant Vice President

Carol H. Rappa          Assistant Vice President

Clara Sierra            Assistant Vice President

Gayle S. Stamer         Assistant Vice President

Vincent T. Strangio     Assistant Vice President

Wesley S. Williams      Assistant Vice President

Christopher J. Zingaro  Assistant Vice President

Mark R. Manley          Assistant Secretary

ITEM 30.  Location of Accounts and Records.

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of (i) State Street Bank and Trust Company, the Registrant's Custodian with respect to the Growth Portfolio and the South Africa-Free International Portfolio, 225 Franklin Street, Boston, Massachusetts 02110 and (ii) Brown Brothers Harriman & Co., the Registrant's Custodian with respect to the Short-Term Global Income Portfolio, 40 Water Street, Boston, Massachusetts 02109. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 31. Management Services. Not applicable.

ITEM 32. Undertakings.

    (c) The Registrant undertakes to furnish each person to whom a Prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

    The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Fund in accordance with Section 16 of the Investment Company Act of 1940.

                            SIGNATURE

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 30th day of January, 1998.

                                  FIDUCIARY MANAGEMENT ASSOCIATES

                                  By:/s/ John D. Carifa
                                  _____________________
                                  John D. Carifa
                                  Chairman and President

         Pursuant to the requirements of the Securities Act of 1933 this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                    Title                  Date

1)  Principal
    Executive Officer


/s/ John D. Carifa      Chairman               January 30, 1998
__________________
John D. Carifa

2)  Principal Financial
    and Accounting Officer

/s/ Mark D. Gersten     Treasurer and Chief
___________________     Financial Officer        January 30, 1998
    Mark D. Gersten

3)  All of the Trustees
    Ruth Block
    John D. Carifa
    David H. Dievler
    John H. Dobkin
    William H. Foulk, Jr.
    James H. Hester
    Clifford L. Michel
    Donald J. Robinson

By  /s/ Edmund P. Bergan, Jr.                  January 30, 1998
    _________________________
    (Attorney-in-fact)
    Edmund P. Bergan, Jr.

                        Index to Exhibits


(1)      Agreement and Declaration of Trust

(2)      By-Laws

(5)      Advisory Agreement

(6)      Distribution Agreement

(8)(a)   Custodian Contract

   (b)   Amendment to the Custodian Contract

(9)      Transfer Agency Agreement

(11)     Consent of Independent Auditors

(27)     Financial Data Schedule


Other Exhibits - Powers of Attorney for John D. Carifa, Ruth
Block, David H. Dievler, John H. Dobkin, William H. Foulk, Jr.,
Dr. James M. Hester, Clifford L. Michel and Donald J.
Robinson.



























                              C-19
00250061.AH3